Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF MASSACHUSETTS

In re	Cosi, Inc.	Case No.	16-13704-MSH
		Reporting Period	9/28/16-10/24/16

MONTHLY OPERATING REPORT
Complete and submit to the United States Trustee within 15 days after end of month

Submit copy of report to any official committee appointed in the case
REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Monthly Reporting Questionnaire	MOR-1	YES
Schedule of Cash Receipts and Disbursements	MOR-2	YES
Copies of Debtor's Bank Reconciliations		YES
Copies of Debtor's Bank Statements		YES
Copies of Cash Disbursements Journals		YES
Statement of Operations	MOR-3	YES
Balance Sheet	MOR-4	YES
Schedule of Post-Petition Liabilities	MOR-5	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		YES
Detailed listing of aged accounts payables		YES
Accounts Receivable Reconciliation and Aging	MOR-6	YES

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and all attachments are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Edward P. Schatz	11/16/2016
Signature of Authorized Individual*	Date

Edward P. Schatz	Interim CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if the debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

COVER PAGE
9/04

Cosi, Inc.	Case No.	16-13704-MSH
Debtor	Reporting Period	9/28/16-10/24/16

MONTHLY REPORTING QUESTIONNAIRE
Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period? If yes, provide an explanation below.		X
3. Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? If yes, attach listing including date of payment, amount of payment, and name of payee. - See Note 1. below.
X
4. Have any payments been made to professionals? If yes, attach listing including date of payment, amount of payment, and name of payee. - MOR 1 Question 4 Supplemental tab	X
5. If the answer to question 3 and/or 4 is yes, were all such payments approved by the Court?	X
6. Have any payments been made to officers, insiders, shareholders, or relatives? If yes, attach listing including date of payment, amount and reason for payment, and name of payee.	X
7. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
8. Is the estate current on the payment of post-petition taxes?	X
9. Is the estate insured for the replacement cost of assets and for general liability? If no, provide an explanation below.	X
10. Is workers' compensation insurance in effect?	X
11. Have all current insurance payments been made? Attach copies of all new and renewed insurance policies - N/A	X
12. Are a plan and disclosure statement on file?		X
13. Was there any post-petition borrowing during this reporting period?	X

Note 1. On September 30, 2016, the Bankruptcy Court entered the Order Granting Debtors’ Motion for an Order Authorizing (I) the Debtors to Remit and Pay Certain Taxes and Fees and (II) Financial Institutions to Process and Cash Related Checks and Transfers (the “Tax Payment Authorization Order”) [Dkt. No. 54].  Consistent with the Tax Payment Authorization Order, the Debtors have paid when due certain taxes and fees, inclusive of those which may have accrued pre-petition. Additionally, on September 30, 2016, the Bankruptcy Court entered the Order Authorizing Debtors to Pay Wages, Compensation, Employee Benefits and Other Related Obligations (the “Wage, Compensation, and Benefit Authorization Order”) [Dkt. No. 46].  Consistent with the Wage, Compensation, and Benefit Authorization Order, the Debtors have paid all wages, salaries and employee benefits when due, inclusive of those which may have accrued pre-petition.

MOR-1
9/04

Cosi, Inc.	Case No.	16-13704-MSH
Debtor	Reporting Period	9/28/16-10/24/16

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement.  The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed.  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.  A bank reconciliation must be attached for each account.

	BANK ACCOUNTS
	Operational	Payroll	Tax	Other	Total
CASH BEGINNING OF MONTH	1,215,228	-	-	391,492	1,606,720

RECEIPTS
CASH SALES	3,581,659	-	-	1,039,824	4,621,482
ACCOUNTS RECEIVABLE	449,564	-	-	3,921	453,485
LOANS AND ADVANCES	800,000	-	-	-	800,000
SALE OF ASSETS	-	-	-	-	-
OTHER (ATTACH LIST)	-	-	-	-	-
TRANSFERS (FROM DIP ACCTS)	1,112,388	-	-	112,005	1,224,393

TOTAL RECEIPTS	5,943,610	-	-	1,155,750	7,099,360

DISBURSEMENTS
NET PAYROLL & BENEFITS	1,413,222	-	-	-	1,413,222
PAYROLL TAXES	561,172	-	-	-	561,172
SALES, USE & OTHER TAXES	575,762	-	-	-	575,762
INVENTORY PURCHASES	890,173	-	-	-	890,173
SECURED/RENTAL/LEASES	776,783	-	-	-	776,783
INSURANCE	65,960	-	-	-	65,960
ADMINISTRATIVE	225,414	-	-	11,359	236,773
SELLING	-	-	-	-	-
OTHER (ATTACH LIST)	-	-	-	-	-

OWNER DRAW *	-	-	-	-	-
TRANSFERS (TO DIP ACCTS)	5	-	-	1,224,388	1,224,393

PROFESSIONAL FEES	27,500	-	-	-	27,500
U.S. TRUSTEE QUARTERLY FEES	1,625	-	-	-	1,625
COURT COSTS	-	-	-	-	-
TOTAL DISBURSEMENTS	4,537,617	-	-	1,235,746	5,773,363

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	1,405,993	-	-	(79,996)	1,325,997
CASH - END OF MONTH	2,621,221	-	-	311,496	2,932,717

*COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
TOTAL DISBURSEMENTS	5,773,363
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	(1,224,393)
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	4,548,970

MOR-2
9/04

Cosi, Inc.	Case No.	16-13704-MSH
Debtor	Reporting Period	9/28/16-10/24/16

STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	4,947,851	-
Less: Discounts	191,877	-
Net Revenue	4,755,974	-
COST OF GOODS SOLD
Cost of Goods Sold	1,222,257	-
Resturant Payroll:
PAYROLL	1,446,229	-
PAYROLL TAXES	136,753	-
LIFE AD&D ILTD INSURANCE	5,256	-
401K	2,645	-
MEDICAL INSURANCE	43,142	-
WORKERS COMPENSATION INSURANCE	37,641	-
Total Payroll	1,671,665	-
Restaurant Operating Expenses:		-
BANK FEES	14,332	-
CATERING	49,971	-
CATERING	48	-
CREDIT CARD FEES	142,329	-
DELIVERY	18,772	-
DONATIONS	-	-
DUES	81	-
EQUIPMENT RENTAL	2,442	-
FINES	1,950	-
INSURANCE	16,318	-
IT COMPUTERS	74,015	-
LEGAL	-	-
LICENSES	510	-
MARKETING	78,046	-
OTHER	28,629	-
PAPER AND SUPPLIES	162,423	-
PERSONAL PROPERTY TAXES	12,220	-
REPAIRS AND MAINTENANCE	103,407	-
REAL ESTATE TAXES	55,372	-
RENT	718,883	-
TRAVEL	139	-
UTILITIES	173,362	-
Total Restaurant Operating Expense	1,653,247	-
Gross Profit	208,804	-
GENERAL AND ADMINISTRATIVE EXPENSES
BAD DEBT	5,000	-
BANK FEES	8,909	-
BOARD FEES	4,182	-
CATERING ALLOCATION	(49,971)	-
EQUIPMENT LEASES	1,565	-
INSURANCE	29,705	-
INVESTOR RELATIONS	7,745	-
IT COMPUTER	2,586	-
LEGAL	2,442	-
MARKETING ALLOCATION	(50,057)	-
MEAL EXPENSE	2,780	-
MEDICAL INSURANCE	8,082	-
OFFICE SUPPLIES	1,211	-
OTHER	3,343	-
PAYROLL	230,457	-
PAYROLL - INSIDERS	56,893	-
PAYROLL TAXES	31,430	-
POSTAGE	3,417	-
RE TAXES	1,119	-
RENT	25,389	-
SALES TAX	2,897	-
TELEPHONE	2,486	-
TEMPORARY HELP	24,201	-
TRAVEL	15,012	-
UTILITIES	1,542	-
WORKERS COMPENSATION INSURANCE	1,701	-
Total General & Administrative	374,065	-
Loss from Operations	(165,260)	-

OTHER INCOME AND EXPENSES
DEPRECIATION AND AMORTIZATION	(230,530)	-
INTEREST INCOME	494	-
INTEREST EXPENSE	(74,918)	-
FRANCHISEE FEES AND ROYALTY	130,018	-
MISCELLANEOUS INCOME	97,676	-
Total Other Income and Expenses	(77,260)	-

REORGANIZATION ITEMS
ASSET IMPAIRMENT AND CLOSED STORE COSTS	156,754	-
LEASE TERMINATION ACCRUAL	517	-
LOSS ON DISPOSAL OF ASSETS	-	-
PROFESSIONAL FEES	426,582	-
U.S. TRUSTEE QUARTERLY FEES	1,625	-
OTHER - PUBLIC RELATIONS	5,500	-
Total Reorganization Expenses	590,978	-
Income Taxes	-	-
Net Profit(Loss)	(833,499)	-
* "Insider" is defined in 11 U.S.C. Section 101(31).	MOR-3
9/04

Cosi, Inc.	Case No.	16-13704-MSH
Debtor	Reporting Period	9/28/16-10/24/16

STATEMENT OF OPERATIONS - continuation sheet
BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date

Other Costs

Other Operational Expenses

Other Income

Other Expenses

Other Reorganization Expenses

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

MOR-3
9/04

Cosi, Inc.	Case No.	16-13704-MSH
Debtor	Reporting Period	9/28/16-10/24/16

BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	2,148,199	822,201
Restricted Cash and Cash Equivalents	855,318	855,318
Credit Card Receivable	138,033	274,774
Accounts Receivable (Net)	961,931	1,022,884
Notes Receivable	107,115	103,984
Inventories	629,760	602,459
Prepaid Expenses	252,146	205,503
Professional Retainers	346,300	346,300
Other Current Assets (attach schedule)	-	-
TOTAL CURRENT ASSETS	5,438,802	4,233,423
PROPERTY AND EQUIPMENT
Computer and Telephone Equipment	10,329,053	10,329,053
Restaurant Equipment	8,144,168	8,144,168
Furniture, Fixtures and Office Equipment	4,854,206	4,854,206
Leasehold Improvements	19,168,137	19,281,722
Vehicles	9,030	9,030
Less Accumulated Depreciation	(36,474,486)	(36,307,498)
TOTAL PROPERTY & EQUIPMENT	6,030,108	6,310,681
OTHER ASSETS
Loans to Insiders
Other Assets - See MOR-4 - p2	14,359,129	14,422,670
TOTAL OTHER ASSETS	14,359,129	14,422,670
TOTAL ASSETS
	25,828,039	24,966,774
LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)
Accounts Payable	564,844	-
Taxes Payable - See MOR 5	466,960	-
Wages Payable	396,282	-
Notes Payable	800,000	-
Rent / Leases - Building/Equipment	60,217	-
Secured Debt / Adequate Protection Payments	-	-
Professional Fees	347,078	-
Amounts Due to Insiders	28,446	-
Other Postpetition Liabilities (attach schedule)	278,071	-
TOTAL POST-PETITION LIABILITIES	2,941,898	-
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	-	-
Priority Debt	-	1,248,113
Unsecured Debt	19,281,993	19,281,012
TOTAL PRE-PETITION LIABILITIES	19,281,993	20,529,125

TOTAL LIABILITIES	22,223,891	20,529,125
OWNER EQUITY
Capital Stock	(716,046)	(716,046)
Additional Paid-In Capital	344,547,561	344,547,561
Partners' Capital Account	-	-
Owner's Equity Account	-	-
Retained Earnings - Pre-Petition	(339,393,867)	(339,393,867)
Retained Earnings - Postpetition	(833,499)	-
Adjustments to Owner Equity (attach schedule)	-	-
Post-Petition Contributions (Distributions) (Draws) (attach schedule)	-	-
Net Owner Equity	3,604,149	4,437,648

TOTAL LIABILITIES AND OWNERS' EQUITY	25,828,040	24,966,773
Insider is defined in 11 U.S.C. Section 101(31)		MOR-4
		9/04
	1.00	(1)

Cosi, Inc.	Case No.	16-13704-MSH
Debtor	Reporting Period	9/28/16-10/24/16

BALANCE SHEET - continuation sheet
ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets

Other Assets
Landlord and Vendor Deposits	513,467	513,467
Trademarks	195,000	195,000
Deferred Assets	76,729	76,729
Deferred Financing Cost	1,248	1,248
Liquor Licenses	47,464	47,464
Intangibles	1,892,706	1,956,247
Goodwill	11,632,515	11,632,515
Total Other Assets	14,359,129	14,422,670
LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities
Accrued Interest	74,918	-
Accrued Utilities	42,318
Other Liabilities	160,835
	278,071
Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)
Restricted Cash: cash that is restricted for a specific use and not available to fund operations.		MOR-4
Typically, restricted cash is segregated into a separate account, such as an escrow account.		9/04

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Income Tax Withholding	40,301.27	164,493.71	(165,630.00)			39,164.97
FICA-Employee	33,120.44	143,551.22	(141,868.30)			34,803.36
FICA-Employer	33,120.07	143,548.78	(141,868.30)			34,800.54
Unemployment	536.78	2,278.48	(2,279.58)			535.68
Income						-
Other:						-
Total Federal Taxes	107,078.55	453,872.18	(451,646.18)	-	-	109,304.55
State and Local
Income Tax Withholding	14,672.76	61,273.27	(61,080.41)			14,865.62
Sales	395,502.91	378,845.69	(478,598.80)			295,749.80
Excise						-
Unemployment	6,745.85	26,478.44	(26,966.42)			6,257.87
Real Property (Real Estate Taxes)	38,082.98	55,547.00	(42,758.87)			50,871.11
Personal Property	39,282.85	5,205.53	(18,603.29)			25,885.09
Other: City, County, Local, Misc Taxes	3,593.07	16,216.52	(16,233.63)			3,575.96
Other: Commercial Rent Tax	47,890.59	7,531.83	(35,801.43)			19,620.99
Total State and Local	545,771.01	551,098.28	(680,042.85)	-	-	416,826.44
Withholding for Employee Healthcare	55.23	198.27	(200.24)			53.25
Premiums, Pensions & Other Benefits	(13,677.00)	10,421.58	(5,045.58)			(8,301.00)
Total Taxes	639,227.78	1,015,590.31	(1,136,934.85)	-	-	517,883.24

SUMMARY OF UNPAID POST-PETITION DEBTS
Attach aged listing of accounts payables

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	510,452.73
Wages Payable	396,282.00
Taxes Payable	467,012.13
Rent/Leases-Building	57,236.24
Rent/Leases-Equipment	1,167.82
Secured Debt/Adequate Protection Payments	800,000.00
Professional Fees in AP	53,224.00
Professional Fees in Accruals	347,078.00
Amounts Due to Insiders*	28,446.00
Other: Percentage rent	2,981.25
Other:	278,071.00
Total Postpetition Debts	2,941,951.17

Explain how and when the Debtor intends to pay any past-due post-petition debts.
In due couirse with proceeds from operations supplemented by DIP Financing.

*"Insider" is defined in 11 U.S.C. Section 101(31).	MOR-5 9/04

Cosi, Inc. Debtor	Case No. Reporting Period	16-13704-MSH 9/28/16-10/24/16

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

ACCOUNTS RECEIVABLE RECONCILIATION	Amount
Total Accounts Receivable at the beginning of the reporting period	1,247,003.87
+ Amounts billed during the period	388,611.27
- Amounts collected during the period	(449,563.67)
Total Accounts Receivable at the end of the reporting period	1,186,051.47

Accounts Receivable Aging	Amount
0 - 30 days old	339,052.30
31 - 60 days old	201,940.35
61 - 90 days old	127,511.33
91+ days old	517,547.49
Total Accounts Receivable	1,186,051.47
Amount considered uncollectible (Bad Debt)	(224,120.18)
Accounts Receivable (Net)	961,931.29

MOR-6 9/04

Cosi, Inc. Debtor	Case No. Reporting Period	16-13704-MSH 9/28/16-10/24/16

MONTHLY REPORTING QUESTIONNAIRE
		Yes	No
4. Have any payments been made to professionals? If yes, attach listing including date of payment, amount of payment, and name of payee.		X

Alliance for Financial Growth	10/07/16	Wire	13,750
Alliance for Financial Growth	10/14/16	Wire	13,750
			27,500

MOR-1 9/04

Cosi, Inc. Debtor	Case No. Reporting Period	16-13704-MSH 9/28/16-10/24/16

MONTHLY REPORTING QUESTIONNAIRE
		Yes	No
6. Have any payments been made to officers, insiders, shareholders, or relatives? If yes, attach listing including date of payment, amount and reason for payment, and name of payee.		X

Baue, Vicki	Payroll	10/07/16	7,904
Baue, Vicki	Payroll	10/24/16	7,904
DiSciullo, Tania	Payroll	10/07/16	6,161
DiSciullo, Tania	Payroll	10/24/16	6,161
Dourney, Devin	Payroll	10/07/16	1,846
Dourney, Devin	Payroll	10/24/16	1,846
Nicolini, William	Payroll	10/07/16	6,377
Nicolini, William	Payroll	10/24/16	6,377
Pippett, Greg	Payroll	10/07/16	6,158
Pippett, Greg	Payroll	10/24/16	6,158
			56,893

MOR-1 9/04

Cosi, Inc. Debtor	Case No. Reporting Period	16-13704-MSH 9/28/16-10/24/16

SUPPLEMENTAL SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement.  The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed.  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account.

	BANK ACCOUNTS
	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Hearthstone Associates	Hearthstone Associates	Xando Cosi of Maryland, Inc.	Xando Cosi of Maryland, Inc.	Xando Cosi of Maryland, Inc.	Cosi Sandwich Bar, Inc.	Cosi Sandwich Bar, Inc.	Cosi Sandwich Bar, Inc.	Cosi Sandwich Bar, Inc.	Cosi Sandwich Bar, Inc.
	Bank of America	Bank of America	Bank of America	Bank of America	Bank of America	Citizens Bank	Comerica	Fifth Third Bank	First Priority Bank	JP Morgan Chase	JP Morgan Chase	JP Morgan Chase	JP Morgan Chase	JP Morgan Chase	JP Morgan Chase	JP Morgan Chase	Santander	Santander	Santander	Santander	Santander	TD Bank	Wells Fargo	Bank of America	Bank of America	Capital One	Comerica	Huntington	HSBC	HSBC	HSBC	JP Morgan Chase	JP Morgan Chase
	Depository	Depository	Depository	Depository	Depository	Depository	Depository	Depository	Depository	Depository	ZBA	Depository	ZBA	ZBA	ZBA	ZBA	Depository	Depository	Depository	Depository	Depository	Depository	Depository	Depository	Depository	Depository	Depository	Depository	Restricted	Restricted	Restricted	Restricted	Restricted
	004640563738	004640563741	004640563796	004640485120	004640546221	1331093373	1851109742	75567079	0201015914	722598562	722598596	722598547	722598554	722598570	722598604	934203373	10021844617	29804836038	1390157946	3574586418	3574586426	4267877682	2000027027925	004610087435	004640442833	00007774301402	1851305514	01892075064	619-50335-1	619-50150-2	619-50289-4	6373232448	6373237628	Total
CASH BEGINNING OF MONTH	-	-	-	-	35,810	2,026	1,693	963	108	2,353	-	-	-	-	-	-	939	563	5,841	171	888	19,299	7,237	99,345	14,977	974	11	1,453	20,000	40,002	35,752	64,639	36,450	391,492

RECEIPTS
CASH SALES	-	-	-	-	267,914	-	-	-	-	-	-	201,643	-	-	-	-	21,339	17,447	46,525	34,705	14,995	244,312	175,482	-	-	15,235	-	227	-	-	-	-	-	1,039,824
ACCOUNTS RECEIVABLE	-	-	-	-	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-	-	-	-	3,921	-	-	-		-	-	-	-	-	3,921
LOANS AND ADVANCES	-	-	-	-	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-		-	-	-	-	-	-
SALE OF ASSETS	-	-	-	-	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-		-	-	-	-	-	-
OTHER (ATTACH LIST)	-	-	-	-	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-		-	-	-	-	-	-
TRANSFERS (FROM DIP ACCTS)	-	-	-	-	112,000	-	-	-	-	-	-		-	-	-	-	-	-	-	-	-	-	-	-	-	-	5		-	-	-	-	-	112,005

TOTAL RECEIPTS	-	-	-	-	379,914	-	-	-	-	-	-	201,643	-	-	-	-	21,339	17,447	46,525	34,705	14,995	244,312	175,482	3,921	-	15,235	5	227	-	-	-	-	-	1,155,750

DISBURSEMENTS
NET PAYROLL	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
PAYROLL TAXES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
SALES, USE & OTHER TAXES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
INVENTORY PURCHASES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
SECURED/RENTAL/LEASES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
INSURANCE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
ADMINISTRATIVE	-	-	-	-	5,069	35	39	30	-	-	-	-	-	-	-	-	27	21	107	55	74	1,982	3,728	95	-	12	16	68	-	-	-	-	-	11,359
SELLING	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
BANK FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

OWNER DRAW *	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
TRANSFERS (TO DIP ACCTS)	-	-	-	-	376,000	1,991	1,654	800	-	-	-	201,643	-	-	-	-	19,000	15,300	48,400	29,300	13,900	229,000	159,700	100,000	12,000	14,200	-	1,500	-	-	-	-	-	1,224,388

PROFESSIONAL FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
U.S. TRUSTEE QUARTERLY FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
COURT COSTS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
TOTAL DISBURSEMENTS	-	-	-	-	381,069	2,026	1,693	830	-	-	-	201,643	-	-	-	-	19,027	15,321	48,507	29,355	13,974	230,982	163,428	100,095	12,000	14,212	16	1,568	-	-	-	-	-	1,235,746

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	-	-	-	-	(1,155)	(2,026)	(1,693)	(830)	-	-	-	-	-	-	-	-	2,312	2,126	(1,982)	5,350	1,021	13,330	12,054	(96,174)	(12,000)	1,023	(11)	(1,341)	-	-	-	-	-	(79,996)
CASH - END OF MONTH	-	-	-	-	34,655	-	-	133	108	2,353	-	-	-	-	-	-	3,251	2,689	3,859	5,521	1,909	32,628	19,291	3,171	2,977	1,997	-	111	20,000	40,002	35,752	64,639	36,450	311,496
CASH BALANCE PER BANK	-	-	-	-	34,408	-	-	133	108	2,353	-	-	-	-	-	-	3,251	2,779	3,859	5,521	1,909	32,628	19,291	6,722	2,977	1,997	-	111	20,000	40,002	35,752	64,644	36,450	314,895

Variance	-	-	-	-	247	-	-	-	-	-	-	-	-	-	-	-	-	(90)	0	-	-	-	-	(3,551)	-	-	-	-	-	-	-	(5)	-	(3,399)

SUPPLEMENT TO MOR-2 9/04